                                     CONFIDENTIAL

                               THE MIDDLEBY CORPORATION
                              MANAGEMENT INCENTIVE PLAN
                                   CORPORATE STAFF
                                         1996

ELIGIBILITY
To be eligible, an employee must be employed by the Company on the last day of the fiscal year and have been in such incentive position a minimum of six (6) months. If the employee works in such position for the minimum of six (6) months, but less than twelve (12) months, the incentive compensation will be prorated (i.e., seven months = 7/12). Incentive compensation is computed on the employee's base salary as of the beginning of the year (January 1, 1996).

INCENTIVE PAYMENTS
Incentive compensation will be paid upon completion of the audited fiscal year results of the Company, usually on or about March 1. Incentive compensation awards under the 1996 Management Incentive Plan for certain positions are subject to the conditions of The Middleby Corporation Stock Ownership Plan.

INCENTIVE CATEGORY
The incentive compensation will be based on the achievement of the following category versus defined objective levels:

EARNINGS BEFORE INTEREST AND TAXES (EBIT)- Defined as Operating Profit less other income or expense. EBIT includes the expense of the corporate and operating division incentive compensation pools and excludes the expenses of The Middleby Corporation entity. It is the intent of the Company that incentive compensation is to be self-funded at the operating division level.

INCENTIVE COMPUTATION
The incentive compensation award will be computed based on the achieved level of the objective (i.e. EBIT) and the designated percentage of the participant's base salary. If the achieved level is between the plateaus, an extrapolation of the percentage of salary will be computed.

The percentage of base salary (as of January 1, 1996) for incentive compensation if 100% of the 1996 MIP objective is achieved and the maximum percentage for your position are detailed on Attachment I.

INCENTIVE OBJECTIVES
Attachment II provides the MIP objective for the current fiscal year. The objectives are correlated with the Operating Plan. A percentage of incentive achievement for each objective is set for each level of the above categories. These percentages do not necessarily increment or decrement in an arithmetical progression.

ATTACHMENT I

                               THE MIDDLEBY CORPORATION
                            1996 MANAGEMENT INCENTIVE PLAN

LEVEL: CORPORATE VICE PRESIDENT

PERCENT OF BASE SALARY (AS OF 1/1/96) IF 100% ACHIEVEMENT- 50%

MAXIMUM PAYOUT AS PERCENT OF BASE SALARY- 100%

INCENTIVE CATEGORY WEIGHTING-

    EBIT- 100%

AWARD IS SUBJECT TO THE CONDITIONS OF THE MIDDLEBY CORPORATION STOCK OWNERSHIP PLAN


LEVEL: CORPORATE/GROUP VICE PRESIDENT

PERCENT OF BASE SALARY (AS OF 1/1/96) IF 100% ACHIEVEMENT- 30%

MAXIMUM PAYOUT AS PERCENT OF BASE SALARY- 60%

INCENTIVE CATEGORY WEIGHTING-

    EBIT- 100%

AWARD IS SUBJECT TO THE CONDITIONS OF THE MIDDLEBY CORPORATION STOCK OWNERSHIP PLAN

ATTACHMENT II
1996 MIP OBJECTIVES




                                                                                            EVP          VP
                                                                                          LEVEL       LEVEL
CORPORATE
                                                                   EBIT   OBJECTIVE    BONUS %     BONUS %
EBIT OBJECTIVE                                                      $'S    % LEVEL    OF SALARY   OF SALARY
MIP PLAN 100% TARGET                                            $11,250

- ------------------------------------------------------------------------------------------------------------------------

CATEGORY WEIGHT FACTOR                                                                   100.0%      100.0%

% OF SALARY IF AT 100% MIP OBJECTIVE                                                      50.0%       30.0%
MAXIMUM BONUS %  OF SALARY                                                               100.0%       60.0%

OBJECTIVE LEVEL/ % OF BASE SALARY BEFORE WEIGHT FACTOR:
                                                          80%    $9,000        0.0%        0.0%        0.0%
                                                          84%    $9,450       20.0%       10.0%        6.0%
                                                          88%    $9,900       40.0%       20.0%       12.0%
                                                          90%   $10,125       60.0%       30.0%       18.0%
                                                          96%   $10,800       80.0%       40.0%       24.0%
                                                         100%   $11,250      100.0%       50.0%       30.0%
                                                         104%   $11,700      120.0%       60.0%       36.0%
                                                         108%   $12,150      140.0%       70.0%       42.0%
                                                         112%   $12,600      160.0%       80.0%       48.0%
                                                         116%   $13,050      180.0%       90.0%       54.0%
                                                         120%   $13,500      200.0%      100.0%       60.0%